Barclays Capital
Chemical ROC Stars Conference

May 3, 2012
Exhibit 99.1

Company Overview
All financial data are for the quarter ended March 31, 2012, and the years ending December 31, 2011 and December 31, 2010. Data are presented in millions of U.S. dollars except for earnings per share. 2011 results include a pretax $181 million gain associated with the remeasurement of Olin’s SunBelt interest, or $1.30 per share. Additional information is available at www.olin.com.
Winchester
Chlor Alkali
Third Largest North American Producer of
Chlorine and Caustic Soda
 Q1 2012 FY 2011 FY 2010
Revenue:  $ 360 $ 1,389 $ 1,037
EBITDA:  $ 96 $ 331 $ 192
Income:   $ 74 $ 245 $ 117
A Leading North American Producer of Small
Caliber Ammunition
 Q1 2012 FY 2011 FY 2010
Revenue:  $ 148 $ 572 $ 549
EBITDA:  $ 14 $ 49 $ 73
Income:   $ 11 $ 38 $ 63
Revenue:   $ 507 $ 1,961 $ 1,586
Pretax Income:       $ 61 $    380    $      77
EPS (Diluted):        $ .48   $   2.99 $  .81
Q1 2012 FY 2011 FY 2010
Olin Corporation

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Leading producer of industrial bleach with additional growth opportunities
• Leading producer of burner grade hydrochloric acid
• Favorable industry dynamics for both businesses
• Winchester’s leading industry position
• Significant cost reduction program underway
• Strong balance sheet, positive earnings outlook
• 342nd consecutive quarterly dividend declared

400
350
300
250
200
150
100
50
0
2007
2008
2009
2010
2011
2012
Q4
Q3
Q2
Q1

Improving EBITDA
• Since 2000, net chlor alkali capacity
 has been reduced in North America
 by approximately 7%
• The North American chlor alkali
 industry has consolidated
• Olin’s acquisitions have been
 immediately accretive to earnings
• Downstream bleach and HCl growth
 has increased earnings and margins
• Winchester post surge profits are
 greater than pre-surge profits
• Centerfire relocation to MS will
 increase Winchester EBIT by $30
 million per year when complete
• Q1 2012 EBITDA is the highest Q1
 EBITDA in the Company’s history
Olin Adjusted EBITDA

Chlor Alkali Process
ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen.
North
American
Position
Percent
of 2011
Revenue
#2
#3
#1
Industrial
#1
Merchant
#1
Burner
Grade
50%
10%
4%
9%
26%
1%
Raw Materials
BRINE + ELECTROLYSIS = PRODUCTS
Caustic Soda - 1.13 Tons
(Sodium Hydroxide)
(Potassium Hydroxide)
Bleach
(Sodium Hypochlorite)
Chlorine - 1 Ton
Potassium Chloride
 or
 Sodium Chloride
KOH - 1.59 Tons
HCl
(Hydrochloric Acid)
Hydrogen Gas - .03 Tons
 KOH
 or
 Caustic Soda
Chlorine
Hydrogen

North American Chlor Alkali Producers & Technologies

2011 North American Chlorine Production Capacity by Company (ST)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
3,895
3,421
2,140
1,929
1,060
1,002
470
341
329
275
231
216
760
Other
Salt-to-Bleach
Mercury
Membrane
Diaphragm
#1 Dow
#2 Oxy
#3 Olin
#4 PPG
#5 Shintech
#6 Formosa
#7 Ga Gulf
#8 Bayer
#9 Mexichem
#10 Westlake
#11 Canexus
#12 Iquisa
Others

 Integrated Vinyls Producers

Mercury Transition Plan
• Olin currently operates 2 mercury cell plants representing approximately 360,000 ECUs or 17% of our total capacity
• By the end of 2012, Olin expects to convert 200,000 ECUs
 of mercury cell technology to membrane technology and will
 shutdown the remaining 160,000 ECUs
• This project will right size our capacity in the region, service our local customers with the latest technology, reduce our
 electricity costs, and close our highest cost chlor alkali plant
• Estimated capital expenditures of $160 million are expected over 2011 and 2012, aided by $41 million of low-cost
 Tennessee-sponsored tax-exempt financing

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
North American Chlorine Capacity (ST)
2000
2011
SALT TO BLEACH
OTHER
MEMBRANE
MERCURY
DIAPHRAGM

Olin announcedcapacityreductions expectedto be in place by 12/31/2012

Target

 Capacity Rationalization
Favorable Industry Dynamics
Acquisition
Date
Position
Source: CMAI.
 Industry Consolidation
1.26 million
tons of capacity
rationalized;
7.3% of 2000
capacity
16,040
17,300
2007
2004
• Acquired by Olin
• 725,000 Short Tons ECU Capacity
• 4.7% of North American capacity
• Acquired by OxyChem
• 859,000 Short Tons ECU Capacity
• 5.5% of North American capacity
Pioneer
Vulcan
2010
• Acquired by Cydsa/Iquisa
• 45,000 Short Tons ECU Capacity
Mexichem
2011
• Olin acquired PolyOne’s 50%
 ownership in the SunBelt JV
• 176,000 Short Tons ECU Capacity
PolyOne
2011
• Acquired by PPG
• 70,000 Short Tons ECU Capacity
Equa-Chlor

Pulp & Paper, 0.6%
Others, 21.1%
Vinyls, 36.5%
Chlorinated Intermediates, 4.3%
Polycarbonates, 1.8%
Urethanes, 7.1%
Exports, 3.0%
Water Treatment, 6.6%
Inorganic Chemicals, 5.6%
Epichlorohydrin, 5.0%
Propylene Oxide, 8.4%

Others, 5.2%
Pulp & Paper, 1.1%
Urethanes, 15.4%
Vinyls, 23.5%
Distribution, 5.2%
Water Treatment, 21.5%
Inorganic Chemicals, 28.1%

Others, 8.1%
Textiles & Detergents, 9.9%
Pulp & Paper, 20.9%
Metals & Mining, 2.9%
Propylene Oxide, 6.6%
Exports, 17.4%
Epichlorohydrin, 1.2%
Organic Chemicals, 10.9%
Water Treatment, 3.0%
Inorganic Chemicals, 19.0%

Textiles & Detergents, 0.5%
Others, 8.3%
Metals & Mining, 4.3%
Exports, 0.3%
Distribution, 8.3%
Pulp & Paper, 37.0%
Water Treatment, 14.1%
Inorganic Chemicals, 10.5%
Organic Chemicals, 16.8%

Diverse Customer Base
Chlorine
Caustic Soda
North American Industry
Olin Corporation
Source: CMAI and Olin 2011 demand. Includes sales of SunBelt.
Chlorine: “Organics” includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. “Inorganics” includes: Titanium dioxide and bromine.
Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

McIntosh, AL
Chlor Alkali Plants
Chlor Alkali & Bleach Plants

Bleach Plants
39
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour,
Quebec
Olin’s Geographic Advantage
Location	Chlorine Capacity (000s Short Tons)
McIntosh, AL	426 Diaphragm
McIntosh, AL - SunBelt	352 Membrane
Becancour, Quebec	297 Diaphragm 65 Membrane
Niagara Falls, NY	300 Membrane
Charleston, TN (1)	226 Mercury
St. Gabriel, LA	246 Membrane
Henderson, NV	153 Diaphragm
Augusta, GA (1)	75 Mercury
Total	2,140
• Access to regional customers including bleach and water treatment
• Access to alternative energy sources
 – Coal, hydroelectric, natural gas and nuclear
(1) Announced the conversion of 200,000 tons of mercury cell technology to membrane cell technology at the Charleston, TN facility and the closure of the mercury cell facility in Augusta, GA, both are expected to be completed by 12/31/12.

Industrial Bleach
• Olin is the leading North American bleach producer with 18% market share and planned capacity additions will provide Olin the ability to double market share by 2013
• Bleach utilizes both chlorine and caustic soda in an ECU ratio
• Bleach commands a premium price over an ECU
• Demand is seasonal, but not cyclical
• Regional nature of the bleach business benefits Olin’s geographic diversity, further enhanced by Olin’s proprietary railcar technology
• In 2012, 3 new HyPure® Bleach investments will add 50% more bleach capacity to the Olin system, extend shelf life and lower freight costs
• Q1 2012 bleach shipments increased 8% over Q1 2011 levels and we now have the capacity to convert 12% of our ECUs into bleach

OLIN HISTORICAL
BLEACH SALES VOLUME
2004
2005
2006
2007
2008
2009
2010
2011

Olin
Olin
HyPure®
Bleach
Olin
Olin
HyPure®
Bleach
Olin
Olin
Olin
HyPure®
Bleach

Bleach Growth is a Key Objective
• Olin bleach volume delivers steady growth
• Key bleach target segments include water
 treatment, consumer products, food, farming
 and pool chemicals
• Increased stability and shelf life
• Reduced transportation costs
• Larger shipping radius
• Proprietary Olin advantages
• Potential new category of consumer products
OLIN HYPURE® BLEACH
AND RAILCAR DELIVERY WILL
IMPROVE ACCESS TO THE MARKET

Hydrochloric Acid
• HCl demand is strong, primarily from oil and gas exploration, resulting in Q1 2012 volumes up 10% over Q1 2011 levels
• Demand for HCl is currently higher than supply
• By-product HCl accounts for 75% of the market supply, but
 availability is subject to urethane and fluorocarbon demand
• Currently 25% of HCl market supply is “Burner-grade” or “on-
 purpose” HCl
• Burner grade HCl is a reliable source, and while a small cost component in oil and gas exploration, is critical to the process
• Olin has the ability to convert 8% of our capacity into HCl sales
• Favorable HCl pricing and volumes contributed approximately
 $9 million more in EBIT during Q1 2012 over Q1 2011

Olin Historical HCl Volume
2005
2006
2007
2008
2009
2010
2011

Silicones 3%
Swimming Pools 2%
Other 5%
Methyl Chloride 25%
Oil Well Acidizing 12%
Calcium Chloride 12%
Other Organics 8%
Brine Treatment 7%
Steel 8%
Food Processing 18%

Growing HCl Demand
North American HCl Supply
• Burner acid is the only growing HCl supply source
• 75% of HCl is supplied by Gulf byproduct producers
• Byproduct HCl availability is less reliable than burner
• Olin is ideally positioned to serve the West & North
North American HCl Demand
• Oil & Gas demand has outstripped supply
• U.S. steel industry demand is recovering
• Diverse demand segments grow with GDP
• 2011 supply shortages upset the market
Source: CEH 2009

Chlor-Alkali Outlook
• Q1 2012 ECU netbacks of $585 were down slightly from Q4 2011 levels
• At this time, the success of the Q1 price announcements of $40 for chlorine and $45 for caustic soda remain uncertain
• Q1 2012 operating rates increased to 80% and we expect our system operating rates to be in the mid-80% range in Q2 reflecting higher bleach demand
• Q1 2012 bleach shipments increased 8% over Q1 2011 levels marking the 17th consecutive year-over-year quarterly increase
• During Q1, the new HyPure® Bleach facility in McIntosh, AL was completed and two more facilities are scheduled for completion in 2012 which will increase our bleach capacity by 50% over 2011 levels
• 2011 HCl sales increased 12% over 2010 levels and Q1 2012 levels are 8%
 higher than Q1 2011 levels adding $9 million of incremental EBIT to the current quarter results
(1)
(1) ECU netback = Price of 1 ton of Chlorine + 1.1 x price of 1 ton of Caustic Soda - Freight cost

Winchester Segment
Winchester Strategy
• Cost Reduction
 – Centerfire relocation
 – Once complete, we
 expect $30 million
 lower operating costs
 – Meaningful savings
 begin in 2013
• New Product Development
 – Continue to develop
 new product offerings
 – Maintain reputation as a
 new product innovator
• Provide returns in excess of
 cost of capital
Hunters & Recreational Shooters
Products	Retail	Distributors	Mass Merchants	Law Enforcement	Military	Industrial
Rifle	✓	✓	✓	✓	✓	N/A
Handgun	✓	✓	✓	✓	✓	N/A
Rimfire	✓	✓	✓	✓	✓	✓
Shotshell	✓	✓	✓	✓	✓	✓
Components	✓	✓	✓	✓	✓	✓
Brands

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
U.S. Commercial Ammunition
Manufacturer Shipments2
U.S. Firearms Production3
U.S. Gun Sale
Background Checks (NICS)1
Data Correlations
•NICS Checks & U.S. Firearms Production: +94%
•U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +94%
•U.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +88%
1Reflect the FBI’s National Instant Criminal background check System statistics (NICS).
2Estimated based on NSSF Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and internal Winchester estimates.
3Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives’ Annual Firearms Manufacturing and Export Reports.
Strong Correlation Between
Firearm and Ammunition Sales

Winchester
• Q1 2012 earnings down from Q1 2011 due to higher commodity and transition costs associated with the Oxford, MS relocation
• Commercial sales were strong in Q1 2012 and commercial backlogs increased over $100 million during the quarter
• During 2012, we expect that the relocation efforts in moving centerfire operations from East Alton, IL to Oxford, MS will transition from incremental costs to operational savings
• In January, U.S. Munitions, a joint venture between Winchester and
 BAE Systems, submitted a bid to operate the U.S. Army’s Lake City munitions plant for 10 years; a decision is expected October, 2012
• In March, the U.S. Army awarded 9mm NATO and shotshell contracts to Winchester estimated to be worth approximately $20 million
• We expect Q2 2012 earnings to be comparable with Q2 2011 results

Centerfire Relocation
• The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010
• The controlled relocation process is expected to take up to 5 years to complete, assuring high quality product is available for our customers throughout the transition
• The new 500,000 square foot facility was opened in October
 2011 and equipment relocation began in Q3 2011
• During Q1, about 2/3rds of pistol rounds were made in Oxford
• Annual operating costs are expected to be reduced by $30 million once the move is completed, meaningful cost savings are
 expected to be realized in second half of 2013
• The net project cost is estimated to be $80 million, of which approximately $50 million is related to capital expenditures
• In addition to $31 million of grants from MS, $42 million of low-
 cost MS tax-exempt debt was made available to Olin

Strong Balance Sheet
 • The 3/31/12 cash balance of $255 million reflects:
 • Normal seasonal working capital growth of $71 million;
 • $76 million of capital spending associated with mercury conversion project, construction of 3 HyPure® bleach plants and the centerfire relocation to Oxford, MS; and
 • $17 million returned to shareholders
 • No material debt maturities until 2016 and no debt towers in excess of $150 million
 • The Olin pension plans remain fully funded with no
 contributions expected until at least 2014
 • 2012 CAPEX is forecast to be in the $215 to 245 million
 range which includes:
 • completion of the mercury conversion projects in TN and GA;
 • construction of three new HyPure® Bleach facilities; and
 • continued progress on the Winchester centerfire relocation project

 • Q1 2012 Chlor Alkali earnings were almost $75 million and
 Winchester earned almost $12 million contributing to the
 highest level of EBIDTA in the Company’s long history
 • Operating rates are projected to be in the mid-80% range in the Q2 reflecting the normal pick-up in bleach demand
 • Bleach sales continue to realize year over year growth
 • The 3 new HyPure® plants this year will provide Olin the
 ability to convert over 15% of our ECUs into bleach
 • HCl demand and volumes are strong resulting in $9 million of incremental EBIT in Q1 2012 as compared to Q1 2011
 • Q1 2012 Winchester commercial volumes are starting strong with backlog building over $100 million
 • The Oxford centerfire relocation project is on schedule
 toward the goal of reducing annual expenses by $30 million
Profit Outlook

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking statements
 and actual results could differ materially from those
 anticipated in the forward-looking statements. Some
 of the factors that could cause actual results to differ
 are described in the business and outlook sections of
 Olin’s Form 10-K for the year ended December 31,
 2011 and in Olin’s First Quarter 2012 Form 10-Q.
 These reports are filed with the U.S. Securities and
 Exchange Commission.